                                                                    Exhibit 10.3



                          AMERICAN PULP EXCHANGE, INC.

                                       AND

                              VECTOR PARTNERS, LLC

                                WARRANT AGREEMENT

                          DATED AS OF NOVEMBER 9, 2002

                                WARRANT AGREEMENT

         This WARRANT AGREEMENT (this "AGREEMENT") is made and entered into as of November 9, 2002, by and between American Pulp Exchange, Inc., a Florida corporation (the "COMPANY"), and Vector Partners, LLC, a Nevada limited liability company (the "HOLDER").

         The Company and the Holder hereby agree as follows:

SECTION 1. ISSUANCE OF THE WARRANT. Subject to the terms and conditions of this Agreement, the Company hereby agrees to issue to the Holder a warrant substantially in the form attached hereto as Exhibit A (the "WARRANT") to purchase up to an aggregate of Five Hundred Seventy-Five Thousand (575,000) shares of common stock, par value $0.0025 per share, of the Company (the "COMMON STOCK"), at the Exercise Price (as defined in Section 2.3 below). The shares of fully paid, duly authorized and non-assessable Common Stock issuable upon exercise of the Warrant are referred to herein as the "WARRANT SHARES."

SECTION  2. TERM OF THE WARRANT; EXERCISE OF THE WARRANT; RESTRICTIONS
            ON EXERCISE; EXERCISE PRICE.

         2.1 TERM OF THE WARRANT. Subject to the terms and conditions of this Agreement, the Holder shall have the right to purchase the Warrant Shares from the Company. The Holder's right to purchase the Warrant Shares (a) may be exercised, in whole or in part, at any time on or after the first business day following the payment in full of all indebtedness under the Series C Notes in a Qualified Refinancing and (b) shall expire at 5:00 p.m., Pacific time, on the earlier of (x) the fifth anniversary of the day on which the Warrant first becomes exercisable under clause (a) of this Section 2.1 or (y) if the Warrant does not become exercisable on or before the maturity date of the Series C Notes, the maturity date of the Series C Notes (the "EXPIRATION DATE"). If the Warrant is not exercised on or prior to the Expiration Date, then the Warrant shall become void, and all rights thereunder in respect thereof under this Agreement shall cease at such time. For purposes of this Agreement, "BUSINESS DAY" means any day, other than a Saturday, Sunday, or a day on which commercial banks are required or permitted to be closed for business, "QUALIFIED REFINANCING" means any equity or debt financing transaction completed by GM and originated or arranged by the Holder, the net proceeds of which are sufficient, and are used, to pay in full all indebtedness under the Series C Notes on or before the maturity date thereof, "SERIES C NOTES" means the Series C 15% Senior Secured Notes of GM, and "GM" means General Media, Inc., a Delaware corporation.

         2.2 EXERCISE OF THE WARRANT. The Holder may exercise the Warrant upon surrender to the Company, at its principal office, of the Warrant, together with a completed and duly executed subscription form in substantially the form attached hereto as Exhibit B (the "SUBSCRIPTION FORM"), and payment of the aggregate Exercise Price (as defined in and determined in accordance with Section 2 hereof) for the number of Warrant Shares in respect of which such Warrant is then exercised. The aggregate Exercise Price shall be an amount equal to the product obtained by multiplying (a) the number of Warrant Shares to be purchased by the Holder by (b) the Exercise Price (as adjusted pursuant to Section 6 of this Agreement). Unless the Holder has exercised its Net Exercise Right (as defined in Section 2.4 below), payment of the aggregate Exercise Price shall be made wire transfer of funds or by check payable to the

Company's order in the amount of such aggregate Exercise Price. The Exercise Price will be considered to have been paid only upon clearance of the wire transfer or check; provided that if the Holder has exercised its Net Exercise Right, the Surrendered Warrant Shares (as defined in Section 2.4 below) shall be deemed to satisfy the payment of the Exercise Price.

         A stock certificate representing the Warrant Shares subscribed for will be issued and delivered as soon as practicable after the conditions set forth in this Section 2.2 have been satisfied.

         2.3 EXERCISE PRICE. The price per share at which the Warrant Shares shall be purchasable upon exercise of the Warrant shall be $0.01 per share of Common Stock, subject to adjustment as provided in Section 6 hereof (the "EXERCISE PRICE").

         2.4 CASHLESS/NET EXERCISE. The Holder may exercise its right (the "NET EXERCISE RIGHT"), prior to and including the Expiration Date, to receive Warrant Shares on a net basis, such that, without the payment of cash, the Holder receives that number of Warrant Shares otherwise issuable (or payable) upon exercise of the Warrant less that number of Warrant Shares having an aggregate fair market value (as defined below) at the time of exercise equal to the aggregate Exercise Price that would otherwise have been paid by the Holder of the Warrant Shares. The Holder may not exercise a Net Exercise Right unless the fair market value of the Warrant Shares receivable upon exercise of the Warrant (the "SURRENDERED WARRANT SHARES") is sufficient to satisfy the payment of the Exercise Price in full. The number of Warrant Shares to be issued pursuant to the Holder's exercise of the Net Exercise Right shall be computed using the following formula:
                       Y(A-B)
                  X= -----------
                         A
where:

         X = the number of Warrant Shares to be issued to the Holder pursuant to this Section 2.4.

         Y = the number of Warrant Shares as to which the Net Exercise Right is being exercised.

         A = the fair market value of one Warrant Share, as determined in good faith by the Company's Board of Directors (the "BOARD"), as at the time the Net Exercise Right is exercised pursuant to this Section 2.4.

         B = the Exercise Price (as adjusted pursuant to Section 6 hereof).

         For purposes of this Section 2.4, "fair market value" per Warrant Share will be the last reported closing price of the Common Stock, which shall be (i) if the Common Stock is listed or admitted to trading on the New York Stock Exchange, the closing price on the NYSE-Composite Tape (or any successor composite tape reporting transactions on the New York Stock Exchange) or, if such a composite tape shall not be in use or shall not report transactions in the Common Stock, or if the Common Stock shall be listed on a stock exchange other than the New York

Stock Exchange , the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading (which shall be the national securities exchange on which the greatest number of shares of the Common Stock have been traded during such thirty (30) consecutive trading days), or (ii) if the Common Stock is not listed or admitted to trading on a stock exchange, closing price of the Common Stock as reported by The Nasdaq Stock Market or a comparable system or, if the Common Stock is not admitted for quotation in the Nasdaq Stock Market or a comparable system, the average of the closing bid and asked prices for the then most recent day on which trading in the Common Stock had occurred, as furnished by the Nasdaq OTC Bulletin Board. In the absence of one or more such closing prices, the fair market value per Warrant Share shall be determined reasonably and in good faith by the Board as of the date of any such exercise.

         2.5 RESTRICTIONS ON EXERCISE. The Warrant may not be exercised if the issuance of the Warrant Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of the Warrant, the Holder shall execute the Subscription Form, confirming and acknowledging that the representations and warranties of the Holder set forth in Section 10 hereof are true and correct as of the date of exercise.

         2.6 PARTIAL EXERCISE. In event that the Warrant is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the Expiration Date, a new Warrant evidencing the remaining Warrant Shares will be issued.

SECTION 3. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes attributable to any issuance of the Warrant Shares upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of the Warrant or any certificates for Warrant Shares in a name other than that of the registered holder of the Warrant surrendered upon the exercise of the Warrant, and the Company shall not be required to issue or deliver any such securities unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

SECTION 4. MUTILATED OR MISSING WARRANT. In case the Warrant shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor; but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and an agreement to indemnify the Company, if requested, also reasonably satisfactory to the Company. Applicants for such substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

SECTION 5. RESERVATION OF WARRANT SHARES. The Company shall at all times reserve and keep available, out of its authorized and unissued shares of Common Stock, that number of shares of Common Stock sufficient to provide for the full exercise of the Warrant. The Company or, if appointed, the transfer agent for the Common Stock (the "TRANSFER AGENT") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrant.

SECTION 6. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The
           Exercise Price and the number of Warrant Shares issuable upon the exercise of the Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 6. For purposes of this
Section 6, "Common Stock" means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

                  (a)      Adjustment for Change in Capital Stock.

         If the Company:

                           (i) pays a dividend or makes a distribution on its
Common Stock in shares of its Common Stock;

                           (ii) subdivides its outstanding shares of Common
Stock into a greater number of shares;

                           (iii) combines its outstanding shares of Common Stock
into a smaller number of shares;

                           (iv) makes a distribution on its Common Stock in
shares of its capital stock other than Common Stock; or

                           (v) issues by reclassification of its Common Stock
any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving entity);

         then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the Holder of the Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which such Holder would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

         The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

         Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b)      Adjustment for Other Distributions.

         If the Company distributes to all holders of its Common Stock any of its assets or debt securities or any rights or warrants to purchase debt securities, assets or other securities of the Company, the Exercise Price shall be adjusted in accordance with the formula:

                                       E-F
                              E'= Ex ---------
                                        E
where:
                  E' =     the adjusted Exercise Price.

                  E =      the current Exercise Price.

                  F = the fair market value on the record date mentioned below of the assets, securities, rights or warrants distributable to shareholders per share of outstanding Common Stock. The Board shall determine the fair market value reasonably and in good faith.

         The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution. The adjusted Exercise Price may never be less than zero. In the event that "F" exceeds greater than one-half of "E" for any transaction or series of related transactions, then no adjustment in "E" shall be made pursuant to the formula contained in this clause (b) and, instead, the Company shall provide that the Holder shall be entitled upon exercise of the Warrant, without duplication, to its proportionate share of the assets, debt securities or such rights or warrants as it would have been entitled to had it exercised the Warrant at the latest time necessary to be entitled, as Warrant Share holders, to such distribution directly.

                  (c)      When De Minimis Adjustment May Be Deferred.

         No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price.

         All calculations under this Section shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

                  (d)      When No Adjustment Required.

         No adjustment need be made for a transaction referred to in subsections
(a) or (b) of this Section 6 if the Holder is able to participate in the transaction on a basis and with notice that the Board determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

         No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

         To the extent the Warrant becomes exercisable for cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

                  (e)      Notice of Adjustment.

         Whenever the Exercise Price is adjusted, the Company shall provide the notices required by Section 9 hereof.

                  (f)      Notice of Certain Transactions.

         If:

                        (i) the Company takes any action that would require an adjustment to the Exercise Price pursuant to subsections (a) or (b) of this
Section 6 and if the Company does not arrange for the Holder to participate pursuant to subsection (d) of this Section 6;

                        (ii) the Company takes any action that would require a supplemental Warrant Agreement pursuant to subsection (g) of this Section 6; or

                        (iii) there is a liquidation or dissolution of the Company,

         the Company shall mail to the Holder a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least fifteen (15) days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

                  (g)      Reorganization of Company.

         In case of any consolidation of the Company with or merger of the Company into another entity, the Company or such successor entity shall execute and deliver to the Holder an agreement that the Holder shall have the right thereafter, and until the Expiration Date, upon payment of the applicable Exercise Price in effect immediately prior to such action (after giving effect to any applicable adjustments under subsections (a) and (b) of this Section 6) to purchase upon exercise of the Warrant the kind and amount of shares and other securities and property (including cash) that such Holder would have owned or have been entitled to receive after the happening of such consolidation or merger had such Warrant been exercised immediately prior to such action. The Company shall at its sole expense mail by first class mail, postage prepaid, to the Holder notice of the execution of any such agreement. Such agreement shall provide for adjustments, which shall be substantially identical to the adjustments provided for in this Section 6. In addition, the Company shall not merge or consolidate with or into, any other entity unless the successor entity (if not the Company), shall expressly assume, by supplemental Warrant Agreement reasonably satisfactory in form and substance to the Holder in its sole judgment and executed and delivered to the Holder, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company. The provisions of this subsection (g) shall similarly apply to successive consolidations or mergers. Any transfer, sale or lease of all or substantially all of the assets of the Company for a consideration consisting primarily of equity securities shall be deemed a consolidation or merger for the foregoing purposes.

         If the issuer of securities deliverable upon exercise of the Warrant under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee entity, that issuer shall join in the supplemental Warrant Agreement.

         If this subsection (g) applies, subsections (a) and (b) of this Section 6 do not apply.

                  (h)      Company Determination Final.

         Any determination that the Company or the Board must make pursuant to subsection (a), (b), (c) or (e) of this Section 6 is conclusive if made reasonably and in good faith.

                  (i)      Adjustment in Number of Shares.

         Upon each adjustment of the Exercise Price pursuant to this Section 6, the Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                          E
                  N'=Nx -----
                          E'


where:
                  N'= the adjusted number of Warrant Shares issuable upon exercise of the Warrant by payment of the adjusted Exercise Price.

                  N = the number of Warrant Shares previously issuable upon exercise of the Warrant by payment of the Exercise Price prior to adjustment.

                  E' =     the adjusted Exercise Price.

                  E =      the Exercise Price prior to adjustment.

SECTION 7. FRACTIONAL INTERESTS. No fractional shares may be issued upon any exercise of the Warrant, and any fractions shall be rounded down to the nearest whole number of shares. If upon any exercise of the Warrant, a fraction of a share results, the Company will pay the cash value of any such fractional shares, calculated on the basis of the Exercise Price.

SECTION 8. REDEMPTION OF WARRANTS. The Company shall be under no obligation under this Agreement to redeem the Warrants, and the Warrants shall not be redeemable at the Company's option.

SECTION 9. NOTICES TO WARRANT HOLDER. Upon any adjustment of the Exercise Price pursuant to Section 6 hereof, the Company shall promptly thereafter give to the Holder written notice of such adjustment(s). The notice shall set forth the Exercise Price after such adjustment and a brief statement of the facts requiring such adjustment and setting forth in reasonable detail the method of calculation and the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of the Warrant and payment of the adjusted Exercise Price.

SECTION 10. REPRESENTATION, WARRANTIES AND CERTAIN AGREEMENTS OF HOLDER. The
            Holder hereby represents and warrants to the Company that:

         10.1 AUTHORIZATION. This Agreement constitutes the Holder's valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. The Holder represents that such Holder has full power and authority to enter into this Agreement.

10.2 PURCHASE OF OWN ACCOUNT. The Warrant and the Warrant Shares (collectively, the "SECURITIES") will be acquired for investment for such Holder's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the "1933 ACT"), and such Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

         10.3 DISCLOSURE OF INFORMATION. Such Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Securities. Such Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such Holder or to which such Holder had access.

         10.4 INVESTMENT EXPERIENCE. Such Holder understands that the purchase of the Securities involves substantial risk. Such Holder (i) has experience as an investor in securities and acknowledges that such Holder is able to fend for itself, can bear the economic risk of such Holder's investment in the Securities and has such knowledge and experience in financial or business matters that such Holder is capable of evaluating the merits and risks of this investment in the Securities and protecting its own interest in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables such Holder to be aware of the character, business acumen and financial circumstances of such persons.

         10.5 ACCREDITED INVESTOR STATUS. Such Holder is an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act.

         10.6 RESTRICTED SECURITIES. Such Holder understands that the Securities are characterized as "restricted securities" under the 1933 Act and Rule 144 promulgated thereunder in as much as they are being acquired from the Company in a transaction not involving a public offering, and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, such Holder is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act. Such Holder understands that no public market now exists for any of the Securities and that it is uncertain whether a public market will ever exist for the Securities.

         10.7 NO SOLICITATION. At no time was the Holder presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Securities.

         10.8 MARKET STANDOFF. The Holder agrees in connection with any registration of the Company's securities under the 1933 Act that, upon the request of the Company or the underwriters managing any registered public offering of the Company's securities, Holder will not sell or otherwise dispose of any Warrant Shares or any other securities of the Company without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters subject to all restrictions as the Company or the managing underwriters may specify generally. Holder further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing; provided that, notwithstanding a request by the Company, Holder shall not be restricted under this Section from selling or otherwise transferring or disposing of any Warrant Shares or other shares of stock of the Company at any time prior to the effective date of any registration statement.

         In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Warrant Shares subject to this Section and to impose stop transfer instructions.

         10.9 LEGENDS. Holder acknowledges that neither the Warrant nor the Warrant Shares have been qualified or registered under the 1933 Act or any state securities laws, and therefore may not be sold or disposed of in the absence of such registration or qualification only pursuant to an exemption from such registration or qualification and in accordance with this Agreement. The Warrant and/or the stock certificate(s) representing the Warrant Shares will bear legends substantially similar to those set forth below in addition to any other legend that may be required by applicable law or by any agreement between the Company and the Holder:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. HOLDER SHOULD BE AWARE THAT IT MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER

         TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

         10.10 TRANSFER RESTRICTIONS. Holder agrees not to sell, transfer or otherwise dispose of the Warrant or Warrant Shares, in whole or in part, unless:

                  (a) a registration statement under the 1933 Act is in effect with regard thereto; or

                  (b) such holder has notified the Company of the proposed disposition and has furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the 1933 Act.

         Notwithstanding the provisions of Section 10.10(a) and 10.10(b) above, no such registration statement or opinion of counsel shall be required for any transfer of the Warrant or the Warrant Shares in compliance with Rule 144 promulgated under the 1933 Act.

         In addition, the Warrant Shares, upon issuance by the Company, shall be subject to the terms and conditions of the Shareholders' Agreement (the "SHAREHOLDERS' AGREEMENT") dated as of November 7, 2002, by and among General Media International, Inc., PH Capital Holdings, LLC and the Holder. The Holder agrees not to transfer the Warrants to any person or entity (i) unless and until such transferee shall furnish the Company with written agreements, documents and/or opinions, in form and substance reasonably acceptable to the Company and its counsel, to be bound by and comply with all provisions of the Shareholders' Agreement and (ii) other than in accordance with the Shareholders' Agreement.

         10.11 TRANSFER - GENERAL. Subject to the terms hereof, the Warrant shall be transferable only on the books of the Company maintained at its principal office upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and to remain with the Company in its discretion. Upon any registration of transfer, the person to whom such transfer is made shall receive a new Warrant or Warrants as to the portion of the Warrant transferred, and the Holder shall be entitled to receive a new Warrant or Warrants from the Company as to the portion thereof retained. The designated transferee or transferees will be recorded in the register maintained by the Company as the Holder(s) of the new Warrant(s).

SECTION 11. NO RIGHTS AS STOCKHOLDER; NOTICES TO HOLDER. Nothing contained in this Agreement or in the Warrant shall be construed as conferring upon the Holder or its permitted transferees the right to vote or to receive dividends or to consent to or receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company;

provided that this provision shall not limit the required notice as set forth in
Section 9 hereof.

SECTION 12. NOTICES. Any notices, requests and demands by the Holder to the Company pursuant to this Agreement to be effective shall be in writing (including by facsimile), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three (3) days after being deposited in the mail, postage prepaid, or, in the case of a facsimile notice, when received, or, in the case of delivery by a nationally recognized overnight courier, when received, addressed:

         If to the Company, to:

                                    American Pulp Exchange, Inc.
                                    11 Penn Plaza
                                    12th Floor
                                    New York, New York  10001
                                    Attention: President
                                    Fax:    (212) 702-6248

         With a copy to:

                                    Pachulski, Stang, Ziehl, Young & Jones P.C.
                                    461 Fifth Avenue
                                    25th Floor
                                    Attention:  Robert Feinstein, Esq.
                                    Fax:  (212) 561-7777

         Any notices, requests and demands by the Company to the Holder pursuant to this Agreement to be effective shall be in writing (including by facsimile), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three (3) days after being deposited in the mail, postage prepaid, or, in the case of a facsimile notice, when received, or, in the case of delivery by a nationally recognized overnight courier, when received, addressed to the Holder at its address as shown in the stock record books of the Company. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in writing to the other party.

SECTION 13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to principles of conflict of laws thereof. The parties hereto agree to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Agreement. Venue for any such actions shall be in the state or federal courts of New York, New York. In the event of litigation, the prevailing party shall be entitled to reasonable attorneys' fees and costs.

SECTION 14. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of the successors and assigns of the parties hereto.

SECTION 15. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to confer upon any person other than the Company and the Holder (and their respective successors and assigns) any legal or equitable right, remedy or claim under this Agreement and this Agreement shall be for the sole and exclusive benefit of the Company and the Holder, and their respective assignees.

SECTION 16. CAPTIONS. The captions of the Sections of this Agreement have been inserted for convenience only and shall have no substantive effect.

SECTION 17. COUNTERPARTS. This Agreement may be executed in any number of counterparts each of which when so executed shall be deemed to be an original; but such counterparts together shall constitute but one and the same instrument.

SECTION 18. AMENDMENT, WAIVER AND COURSE OF DEALING. No course of dealing or any delay or failure to exercise any right hereunder on the part of any party thereto shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such party. This Agreement, the Warrant and any term hereof and thereof, respectively, may be amended, waived or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver or termination is sought.

SECTION 19. FURTHER ASSURANCES. From and after the date of this Agreement, the Company and the Holder shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

SECTION 20. ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof.

         IN WITNESS WHEREOF, the Company and the Holder have caused this Agreement to be duly executed as of the date first above written.

HOLDER:                                         THE COMPANY:

VECTOR PARTNERS, LLC,                            AMERICAN PULP EXCHANGE, INC.,
a Nevada limited liability company               a Florida corporation

By:      s/s Jason Galanis                       By:  R. Guccione
     -----------------------------                  ---------------------------

Name: Jason Galanis                              Name: Robert C. Guccione


Title:   Managing Member                         Title:   Chairman and President



                      [SIGNATURE PAGE TO WARRANT AGREEMENT]

                                    EXHIBIT A

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. HOLDER SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Warrant No. ____________                                        575,000 Shares

                        WARRANT TO PURCHASE COMMON STOCK

                              Void After 5:00 P.M.

                       Pacific Time on [January ___, 2008]

         THIS CERTIFIES THAT, for value received, ________________, or registered assigns (the "HOLDER"), is the registered holder of this Warrant to Purchase Common Stock (the "WARRANT") and is entitled to purchase from American Pulp Exchange, Inc., a Florida corporation (the "COMPANY"), subject to the terms and conditions of the Warrant Agreement dated as of November __, 2002, by and between the Company and the Holder (the "WARRANT AGREEMENT"), at any time until 5:00 p.m., Pacific Time, on [January __, 2008] (the "EXPIRATION DATE"), Five Hundred Seventy-Five Thousand (575,000) shares of the common stock of the Company (the "COMMON STOCK") at a price of $0.01 per share (the "EXERCISE PRICE"). The number of shares purchasable upon exercise of this Warrant and the Exercise Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement.

         This Warrant is issued under and in accordance with the Warrant Agreement and is subject to the terms and provisions contained in the Warrant Agreement, all of which are incorporated herein by reference. All capitalized terms used and not otherwise defined herein shall have the meanings given them in the Warrant Agreement.

         This Warrant may be exercised in whole or in part by presentation of this Warrant with the Subscription Form, the form of which is attached hereto, duly executed and simultaneous payment of the Exercise Price (subject to adjustment) at the principal office of the Company. Payment of such price shall be payable at the option of the Holder hereof in cash made by wire transfer, by check or by exercise of the Holder's Net Exercise Right as set forth in the Warrant Agreement.

         Upon partial exercise, a Warrant for the unexercised portion shall be delivered to the Holder. No fractional shares will be issued upon the exercise of this Warrant, but the Company shall pay the cash value of any fraction upon the exercise of the Warrant.

         This Warrant does not entitle the Holder hereof to any of the rights as a stockholder of the Company until such time as this Warrant is exercised in accordance with the Warrant Agreement.

                                               AMERICAN PULP EXCHANGE, INC.,

                                               a Florida corporation

                                       By:
                                          -------------------------------------
                                      Name
                                          -------------------------------------
                                     Title:
                                          -------------------------------------

AGREED AND ACKNOWLEDGED:

VECTOR PARTNERS, LLC,
a Nevada limited liability company

By:
    -------------------------------------
Name:
    -------------------------------------
Title:
    -------------------------------------

                                    EXHIBIT B

                                SUBSCRIPTION FORM

[INSERT DATE]

To:               AMERICAN PULP EXCHANGE, INC.

Attention:        President

         [ ] The undersigned hereby elects to exercise the Warrant issued to it by American Pulp Exchange, Inc., a Florida corporation (the "COMPANY"), pursuant to the Warrant Agreement dated November ____, 2002 (the "WARRANT AGREEMENT"), by and between the Company and Vector Partners, LLC, a Nevada limited liability company, and to purchase thereunder ______________ (____________) shares of Common Stock of the Company (the "SHARES") at a purchase price of _______________ Dollars ($_______) per share or an aggregate purchase price of
_______________ Dollars ($_______) (the "PURCHASE PRICE").

         [ ] The undersigned hereby elects under the provision set forth in
Section 2.4 of the Warrant Agreement to make a net exercise of the Warrant as to __________ shares.

         In exercising the Warrant, the undersigned hereby confirms and acknowledges that the representations and warranties set forth in Section 10 of the Warrant Agreement as they apply to the undersigned continue to be true and correct as of this date.

         Please issue a certificate representing such Shares in the name specified below.


_____________________________________
(Name)

_____________________________________
(Address)

_____________________________________
(City, State, Zip Code)



_____________________________________       ___________________________________
(Date)                                      (Signature of Holder)